UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2008

TECHTEAM GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16284	38-2774613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27335 West 11 Mile Road, Southfield, MI 48033
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 357-2866

_________________________________________________
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 4, 2008, TechTeam Global, Inc. (“TechTeam” or the “Company”) issued a press release announcing the employment of David A. Kriegman as president of TechTeam Government Solutions, Inc., a wholly-owned subsidiary. A copy the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Mr. Kriegman, 62, joined TechTeam from Command Information, Inc., an IPv6 solutions company, where he was president of its Federal Division from September 2006 through July 2008. From 1983 to September 2006, Mr. Kriegman was employed by SRA International, Inc. His last position with SRA was executive vice president and chief operating officer, which he started in November 2004. From 1997 through October, 2004, Mr. Kriegman was senior vice president and sector director, Defense Systems.

Item 9.01	Financial Statements and Exhibits

(D) The following exhibits are included with this report:

Exhibit 99.1	TechTeam Global, Inc. Press Release dated August 4, 2008 — TechTeam Global Announces New Leader for its Government Services Business Unit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.

By:	/s/ Michael A. Sosin

Michael A. Sosin Vice President, General Counsel and Secretary

Date: August 8, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	TechTeam Global, Inc. Press Release dated August 4, 2008 — TechTeam Global Announces New Leader for its Government Services Business Unit.